SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2011

MUSTANG GEOTHERMAL CORP.

(Exact Name of Registrant as Specified in its Charter)

Nevada (State or other jurisdiction of incorporation or organization)	Commission File Number 000-50191	98-0201259 (I.R.S. Employer Identification Number)

10580 N. McCarran Blvd., Building 115 – 208

Reno, NV 89503

(Address of Principal Executive Offices and Zip Code)

(775) 747-0667

(Issuer's telephone number)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR

240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Mustang Geothermal Corp.’s board of directors dismissed its independent accountant, Jewett Schwartz & Wolfe & Associates, effective June 9, 2011. Over the last two fiscal years and subsequent interim period through the date of dismissal, no principal accountant's report on the Company’s financial statements contained material disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Jewett Schwartz & Wolfe & Associates, would have caused them to make reference to the subject matter of the disagreement(s) in connection with their report.

During the Company’s two most recent fiscal years, and subsequent interim period through the date of dismissal, there were no disagreements between Jewett Schwartz & Wolfe & Associates and the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Jewett Schwartz & Wolfe & Associates, would have caused Jewett Schwartz & Wolfe & Associates to make reference to the subject matter of the disagreement(s) in connection with their report.

During the Company’s two most recent fiscal years and subsequent interim period through the date of dismissal, Jewett Schwartz & Wolfe & Associates’ reports on the financial statements of the Company contained no adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles or qualification, except that in each of their reports covering the two most recent fiscal years, Jewett Schwartz & Wolfe & Associates issued an opinion that the Company has limited operations and no established source of revenue that raises substantial doubts about the Company’s ability to continue as a going concern.

(b) Effective June 9, 2011, the Company retained Chang G. Park, CPA, Ph.D., 4725 Mercury Street, Suite 210, San Diego, CA 92111 as its a new independent principal accountant to audit the Company’s financial statements. During the Company’s two most recent fiscal years to date, and subsequent interim period through the date of engagement, the Company has not retained or inquired of Mr. Park regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant's financial statements. Further, the Company received no written report or oral advice from Mr. Park that the Company considered in reaching a decision as to Mr. Park’s retention. Further, the Company has not communicated or had any disagreements or reportable events that concern Mr. Park, or the Company’s interactions with its present independent auditor Jewett, Schwartz Wolfe & Associates for the previous two most recent fiscal years to date and subsequent interim period through the date of engagement.

Pursuant to Item 304 (a)(3) of Regulation S-K, The Company provided Jewett, Schwartz Wolfe & Associates with a copy of the disclosures it is making in response to this Item 304(a) that Jewett, Schwartz Wolfe & Associates received no later than the day that these disclosures are filed with the Commission. The Company requested Jewett, Schwartz Wolfe & Associates to furnish the Company with a letter addressed to the Commission stating whether he agrees with the statements made by the Company in response to this Item 304(a) and, if not, stating the respects in which he does not agree. Attached to this filing as an exhibit is Jewett, Schwartz Wolfe & Associates letter referencing this disclosure.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MUSTANG GEOTHERMAL CORP. (Registrant)

Date June 9, 2011

By /s/ Richard Bachman

Richard Bachman, PRESIDENT